SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2004

Sirna Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2950 Wilderness Place

Boulder, Colorado 80301

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 449-6500

N/A

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1	Press Release issued by the Company on February 5, 2004.

ITEM 12. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition.”

On February 5, 2004, Sirna Therapeutics, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2004

Sirna Therapeutics, Inc.
(Registrant)

By:	/s/ Howard W. Robin
Name:	Howard W. Robin
Title:	Chief Executive Officer & President

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on February 5, 2004.

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